Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Common Stocks– 99.8%
Aerospace & Defense – 2.6%
General Dynamics Corp	520,446	$129,127,857
L3Harris Technologies Inc	163,612	34,065,655
		163,193,512
Air Freight & Logistics – 2.4%
United Parcel Service Inc	868,394	150,961,613
Banks – 4.1%
JPMorgan Chase & Co	1,636,113	219,402,753
US Bancorp	918,513	40,056,352
		259,459,105
Beverages – 1.0%
Brown-Forman Corp	479,512	31,494,348
Constellation Brands Inc	126,092	29,221,821
		60,716,169
Biotechnology – 3.8%
AbbVie Inc	892,227	144,192,805
Amgen Inc	156,392	41,074,795
Gilead Sciences Inc	601,770	51,661,954
		236,929,554
Building Products – 0.8%
Trane Technologies PLC	302,948	50,922,529
Capital Markets – 5.6%
Charles Schwab Corp	460,519	38,342,812
CME Group Inc	711,449	119,637,264
Goldman Sachs Group Inc	238,369	81,851,147
Morgan Stanley	1,305,728	111,012,995
		350,844,218
Chemicals – 0.6%
Air Products & Chemicals Inc	125,716	38,753,214
Commercial Services & Supplies – 0.3%
Waste Management Inc	113,096	17,742,500
Communications Equipment – 0.7%
Cisco Systems Inc	977,655	46,575,484
Consumer Finance – 2.5%
American Express Co	1,048,745	154,952,074
Electrical Equipment – 0.8%
Rockwell Automation Inc	195,945	50,469,554
Electronic Equipment, Instruments & Components – 2.3%
Corning Inc	911,388	29,109,733
TE Connectivity Ltd	987,417	113,355,472
		142,465,205
Entertainment – 0.9%
Warner Music Group Corp - Class A	1,688,235	59,121,990
Food & Staples Retailing – 1.7%
Costco Wholesale Corp	115,994	52,951,261
Sysco Corp	676,404	51,711,086
		104,662,347
Food Products – 1.6%
Hershey Co	437,643	101,344,989
Health Care Equipment & Supplies – 4.0%
Abbott Laboratories	1,150,249	126,285,838
Medtronic PLC	1,153,634	89,660,434
Stryker Corp	156,682	38,307,182
		254,253,454
Health Care Providers & Services – 4.1%
Quest Diagnostics Inc	268,309	41,974,260
UnitedHealth Group Inc	401,888	213,072,980
		255,047,240
Hotels, Restaurants & Leisure – 4.8%
Marriott International Inc/MD	301,090	44,829,290
McDonald's Corp	555,812	146,473,136
Starbucks Corp	1,103,538	109,470,970
		300,773,396
Household Durables – 1.1%
Garmin Ltd	722,564	66,685,432
Household Products – 2.1%
Procter & Gamble Co	858,448	130,106,379
Industrial Conglomerates – 1.8%
Honeywell International Inc	529,689	113,512,353

Shares		Value
Common Stocks– (continued)
Information Technology Services – 8.1%
Accenture PLC	924,743	$246,758,422
Automatic Data Processing Inc	312,279	74,590,962
Cognizant Technology Solutions Corp	508,518	29,082,144
Visa Inc	771,977	160,385,941
		510,817,469
Insurance – 0.5%
Travelers Cos Inc	181,415	34,013,498
Leisure Products – 1.1%
Hasbro Inc	1,088,799	66,427,627
Machinery – 3.7%
Deere & Co	473,564	203,045,301
Parker-Hannifin Corp	103,636	30,158,076
		233,203,377
Media – 2.2%
Comcast Corp	3,974,377	138,983,964
Multiline Retail – 0.9%
Target Corp	377,456	56,256,042
Oil, Gas & Consumable Fuels – 2.1%
Chevron Corp	615,015	110,389,042
ConocoPhillips	212,557	25,081,726
		135,470,768
Pharmaceuticals – 5.4%
Eli Lilly & Co	439,692	160,856,921
Merck & Co Inc	1,228,049	136,252,037
Zoetis Inc	286,018	41,915,938
		339,024,896
Professional Services – 0.4%
Booz Allen Hamilton Holding Corp	266,370	27,840,992
Road & Rail – 1.0%
Union Pacific Corp	300,190	62,160,343
Semiconductor & Semiconductor Equipment – 5.6%
KLA Corp	504,057	190,044,611
Texas Instruments Inc	987,290	163,120,054
		353,164,665
Software – 10.0%
Intuit Inc	69,289	26,968,665
Microsoft Corp	2,061,235	494,325,378
Oracle Corp	1,347,128	110,114,243
		631,408,286
Specialty Retail – 2.8%
Home Depot Inc	369,821	116,811,661
TJX Cos Inc	737,342	58,692,423
		175,504,084
Technology Hardware, Storage & Peripherals – 5.6%
Apple Inc	2,687,027	349,125,418
Textiles, Apparel & Luxury Goods – 0.8%
NIKE Inc - Class B	438,504	51,309,353
Total Common Stocks (cost $3,394,193,887)		6,274,203,093
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $5,591,823)	5,590,705	5,591,823
Total Investments (total cost $3,399,785,710) – 99.9%		6,279,794,916
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,912,316
Net Assets – 100%		$6,283,707,232

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$69,770	$1,102	$-	$5,591,823

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	11,984,222	62,284,200	(68,677,701)	5,591,823

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,274,203,093	$-	$-
Investment Companies	-	5,591,823	-
Total Assets	$6,274,203,093	$5,591,823	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70240 03-23